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                                  EXHIBIT 23.1


                      Consent of Coopers & Lybrand, L.L.P.
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-8 of our report dated February 13, 1995, on our audits of the consolidated financial statements of Susquehanna Bancshares, Inc.

/s/ Coopers and Lybrand L.L.P.

Harrisburg, Pennsylvania
May 16, 1995